Exhibit 35.2


WELLS FARGO HOME MORTGAGE [LOGO]                Wells Fargo Home Mortgage
                                                One Home Campus
                                                Des Moines, IA 50328-0001

                             Wells Fargo Bank, N.A.
                         Servicer Compliance Statement

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2006 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2006.


/s/ John B. Brown
-----------------
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.

March 1, 2007

                                         Wells Fargo Home Mortgage
                                         is a division of Wells Fargo Bank, N.A.

EXHIBIT A

                                               MASTER
CLIENT   INV#   INV                        SERVICER/TRUSTEE     DEAL NAME
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 106     X20    DEUTSCHE BANK PMSR          DEUTSCHE BANK     DBALT 2006-AR6
--------------------------------------------------------------------------------
 591     B17    DEUTSCHE BANK               DEUTSCHE BANK     SOUNDVIEW 2001-2
--------------------------------------------------------------------------------
 591     Q86    DEUTSCHE BANK               DEUTSCHE BANK     ACE 2002-HE3
--------------------------------------------------------------------------------
 708     344    DEUTSCHE BANK               DEUTSCHE BANK     DBALT 2006-AB2
--------------------------------------------------------------------------------
 708     B81    DEUTSCHE BANK               DEUTSCHE BANK     WFHM 2005-W100
--------------------------------------------------------------------------------
 708     Q86    DEUTSCHE BANK               DEUTSCHE BANK     ACE 2002-HE3
--------------------------------------------------------------------------------
 472     Q47    GOLDMAN SACHS               DEUTSCHE BANK     GSAMP 2002-WF
--------------------------------------------------------------------------------
 591     Q47    GOLDMAN SACHS               DEUTSCHE BANK     GSAMP 2002-WF
--------------------------------------------------------------------------------
 708     363    GOLDMAN SACHS               DEUTSCHE BANK     GSAA 2006-10
--------------------------------------------------------------------------------
 708     M24    GOLDMAN SACHS               DEUTSCHE BANK     GSAA 2005-1
--------------------------------------------------------------------------------
 708     Q47    GOLDMAN SACHS               DEUTSCHE BANK     GSAMP 2002-WF
--------------------------------------------------------------------------------
 106     H81    MORGAN PMSR MSABS 2004-S    DEUTSCHE BANK     MSABS 2004-S
--------------------------------------------------------------------------------
 106     P42    MORGAN PMSR MSAC 2006-NC2   DEUTSCHE BANK     MSAC 2006-NC2
--------------------------------------------------------------------------------
 106     P44    MORGAN PMSR MSHEL 2006-3    DEUTSCHE BANK     MSHEL 2006-3
--------------------------------------------------------------------------------
 106     P45    MORGAN PMSR MSAC 2006-NC3   DEUTSCHE BANK     MSAC 2006-NC3
--------------------------------------------------------------------------------
 591     B12    MORGAN STANLEY              DEUTSCHE BANK     2001-WF-1
--------------------------------------------------------------------------------
 591     P99    MORGAN STANLEY              DEUTSCHE BANK     ABS 2003-HE2
--------------------------------------------------------------------------------
 708     P99    MORGAN STANLEY              DEUTSCHE BANK     ABS 2003-HE2
--------------------------------------------------------------------------------
 591     J86    GREENWICH                   DEUTSCHE BANK     HARBORVIEW 04-03
--------------------------------------------------------------------------------
 708     J86    GREENWICH                   DEUTSCHE BANK     HARBORVIEW 04-03
--------------------------------------------------------------------------------
 106     U04    GREENWICH PMSR FREM06-1     DEUTSCHE BANK     FREMONT 2006-1
--------------------------------------------------------------------------------
 708     448    GREENWICH                   DEUTSCHE BANK     SOUNDVIEW 2006-WF1
--------------------------------------------------------------------------------
 708     838    GREENWICH                   DEUTSCHE BANK     SOUNDVIEW 2006-WF2
--------------------------------------------------------------------------------
 106     G16    FFMLT TRUST PMSR            DEUTSCHE BANK     FFMLT 2006-FF13
--------------------------------------------------------------------------------
 106     G02    GOLDMAN PMSR GSAMP 06FM1    DEUTSCHE BANK     GSAMP 2006-FM1
--------------------------------------------------------------------------------
 708     708    GOLDMAN                     DEUTSCHE BANK     GSAA HE2006-S1
--------------------------------------------------------------------------------